Goodwill And Intangible Assets, Net - Schedule of Expected Amortization Expense of Finite Lived Intangible Expense (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2017	$ 1,146
2018	1,146
2019	1,146
2020	1,146
2021	818
Thereafter	1,837
Finite-lived intangible asset, Net	$ 7,239